Exhibit 10.15.8
Agreement Number 000 1641-8

Amendment #8 to the License Agreement No. 000 1641
between TomTom North America, Inc. and Telenav, Inc.

This is the eighth Amendment (“Amendment #8”) to the License Agreement No. 000 1641, dated July 1, 2009, (the “Agreement”) between TomTom North America, Inc. (“TomTom”) and Telenav, Inc. (“Licensee”) (collectively, the “Parties”).

WHEREAS, the Parties have entered into the Agreement for TomTom data, and

WHEREAS, the Parties wish to amend such Agreement,

NOW, THEREFORE, in consideration of the mutual undertakings and agreements hereinafter set forth, the Parties agree to amend the Agreement as follows:

1.    Schedule B, Value Added Product, shall be amended to include a new Value Added Product [*****] as follows:
Licensee is permitted to develop, produce, market and promote the following Value Added Product in accordance with this Agreement. Licensee's license to Value Added Product [*****] shall continue until [*****], unless terminated earlier.

Value Added Product [*****]

The Value Added Product [*****] is identical to [*****] except that [*****] is offered as a [*****] application.

Permitted Purpose:
The Value Added Product [*****] is an application that is programmed for an [*****] multi-function device and is [*****].

2.	Schedule B, Value Added Product [*****], shall be deleted in its entirety and replaced with the following:
Value Added Product [*****]

The Value Added Product [*****] allows usage of the following products on Value Added Products [*****] which may contain map data that is [*****]:

[*****]

[*****]

[*****]

Permitted Purpose:
Value Added Product [*****] is Licensee’s sublicensing of the [*****] Licensed TomTom Products for Value Added Products [*****] which may contain map data that [*****].

3.	Schedule E, Minimum Guarantee, shall be amended to include the following:

Licensee shall pay to TomTom a Minimum Guarantee for Value Added Products [*****] for [*****] applications only (the “Minimum Guarantee for [*****]”) for the period covering [*****] through [*****] (“[*****]”) in the amount of [*****] Dollars ($[*****]). Should Licensee not meet this Minimum Guarantee for [*****], TomTom shall invoice for the remaining amount due on or before [*****] with payment due [*****].

The Minimum Guarantee for [*****] shall be recoupable against the [*****] dollars ($[*****]) Minimum Guarantee, only until said Minimum Guarantee has been met at which point it will be non-recoupable.

4.    Schedule G, Subsection Revenue Volume Incentive, shall be amended to include the following:

Value Added Product [*****] shall not be included in the cumulative royalties for [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom _____	TeleNav License Agreement, Amendment #8, 11/2012, pg. 1	Licensee _____
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-8

5.    Schedule G shall be amended to include Value Added Product [*****] as follows:
Value Added Product [*****]:

Value Added Product [*****] shall be comprised of [*****], coverage for the [*****].

Pricing:

Licensee shall pay to TomTom [*****] ($[*****] USD) per [*****] for the [*****].

Should the application not be [*****], the pricing for Value Added Product [*****] shall apply.

Should Licensee decide to offer [*****] subscriptions to Value Added Product [*****] during the [*****], which subscription term exceeds the end of the [*****], License shall continue to pay to TomTom after the [*****] ends on [*****], [*****] ($[*****]USD) per [*****] for the [*****] until the [*****] subscription period expires. In no event shall there be Value Added Product [*****] active as of [*****].

Conditions:

•	The [*****] for the [*****] application shall be [*****] through [*****].

•	Licensee must report [*****] for Value Added Products [*****] for use in tracking against the Minimum Guarantee for [*****].

•
Licensee shall deliver the [*****] data from the application sessions of [*****] (“[*****]”) to TomTom in accordance with Annex 1 to Amendment #2. Licensee has the rights and authority to and hereby does grant to TomTom, subject only to third party rights, a perpetual, irrevocable, royalty-free license to use, modify, incorporate into products and/or market and distribute the [*****] and any derivative work created by TomTom therefrom.

•
In no event other than a breach of the license grant set forth above, shall Licensee be liable to TomTom for any direct, indirect, consequential, exemplary, special or incidental damages, including any lost data or lost profits, whether or not such damages are based on tort, warranty, contract or any other legal theory arising from or relating to the [*****], even if Licensee has been advised of the possibility of such damages.

•
Upon termination or expiration of the Agreement, TomTom’s license to use the [*****] shall survive; provided that Licensee may terminate the license grant and not be obligated to deliver any additional [*****] upon written notice to TomTom if a third party terminates Licensee’s rights to such data.

6.    Except as otherwise amended herein, all terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict in terms, this Amendment #8 shall take precedence over the Agreement and any previous amendment(s).

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment #8 to be effective, valid and binding upon the Parties as of November 1, 2012 (the “Effective Date of this Amendment #8”).

TomTom North America, Inc.	Telenav, Inc.
a California corporation	a Delaware corporation
11 Lafayette Street	950 De Guigne Dr.
Lebanon, NH 03766-1445	Sunnyvale, CA 94085

By: /s/ M.M.A. van Gool	By: /s/ Michael Strambi
Name: M.M.A. van Gool	Name: Michael Strambi
Title: Finance Director, Automotive Enterprise & Government	Title: Chief Financial Officer

Date: 04-12-2012	Date: 12-04-12

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom _____	TeleNav License Agreement, Amendment #8, 11/2012, pg. 2	Licensee _____
CA_0000608_4	TOMTOM CONFIDENTIAL